February 28, 2010, as amended June 7, 2010
NEUBERGER BERMAN CORE BOND FUND

SUMMARY PROSPECTUS
Class A Shares (NCRAX), Class C Shares (NCRCX), Institutional Class Shares (NCRLX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230. You can also get this information at no cost by calling (800) 366-6264 or by sending an email request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus dated February 28, 2010 (and as it may be amended or supplemented), and SAI dated February 28, 2010, as amended June 7, 2010 (and as it may be further amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks to maximize total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” in the Fund’s SAI.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of original purchase price)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52	0.52	0.40
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.34	0.91	0.30
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual operating expenses	1.13	2.45	0.72
Fee waiver and/or expense reimbursement	0.25	0.82	0.24
Total annual operating expenses after fee waiver and/or expense reimbursement2	0.88	1.63	0.48

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$511	$694	$892	$1,463
Class C (assuming redemption)	$266	$514	$887	$1,933
Class C (assuming no redemption)	$166	$514	$887	$1,933
Institutional Class	$49	$154	$269	$604

1If all shares of the Fund are being sold, the contingent deferred sales charge (CDSC) is based on the original purchase price or the current market value of the shares being sold, whichever is less. For Class A shares, a CDSC of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of each class are limited to 0.85%, 1.60% and 0.45% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.85%, 1.60% and 0.45% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 450% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; and mortgage-backed securities and other asset-backed securities. Securities in which the Fund may invest may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Fund may also engage in when-issued and delayed delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date.

All of the debt securities in which the Fund invests normally are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality.

The Fund may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.

Additionally, the Fund may invest in tender option bonds, convertible securities, and preferred securities.

The Fund normally seeks to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays Capital U.S. Aggregate Bond Index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

INVESTMENT PHILOSOPHY AND PROCESS

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the unique strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

●
Portfolio Strategy: The Global Investment Strategy Team, which consists of the Portfolio Management Team and other senior investment professionals, establishes the investment profile for the Fund, which it monitors on an ongoing basis,

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

●
Strategy Implementation: Once the Global Investment Strategy Team establishes the investment profile for the Fund, the research teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.

When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price. In addition, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s duration.

Prepayment and Extension Risk. The Fund’s performance could be affected if unexpected interest rate trends cause the Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed-delivery transactions can have a leverage- like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that a counterparty may fail to complete the sale of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price and may also be less liquid than comparable U.S. securities. World markets may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Derivatives Risk. Derivatives may involve risks different from, or greater than, those associated with more traditional investments. Derivatives can be highly complex, can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Sector Risk. The Fund’s performance could be affected if bond market sectors that the Fund is emphasizing do not perform as expected.

Illiquid Securities Risk. Illiquid securities may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the securities may not be sold for the price at which the Fund is carrying them.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Because the Fund had a different goal and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to 2/28/2008, its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
10.07	7.54	9.59	4.14	4.64	2.57	5.06	4.30	-3.97	18.13

Best quarter:  Q2 '09, 7.66%
Worst quarter:  Q3 '08, -2.85%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
Core Bond Fund
Institutional Class Return Before Taxes	18.13	4.98	6.07
Institutional Class Return After Taxes on Distributions	16.16	3.10	4.03
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	11.69	3.13	3.98
Class A Return Before Taxes	12.65	3.86	5.50
Class C Return Before Taxes	15.79	4.44	5.79
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33

After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
The Fund is the successor to Ariel Premier Bond Fund. For each class, the performance prior to 6/10/2005 is that of Ariel Premier Bond Fund Institutional Class, the predecessor of the Fund’s Institutional Class. For Class A and Class C, the performance from 6/10/2005 to 12/20/2007 is that of the Fund’s Institutional Class. Because Institutional Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods after 6/10/2005.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Senior Vice President of NBM and NBFI), David M. Brown (Managing Director of NBM and NBFI), Andrew A. Johnson (Managing Director of NBM and NBFI), and Bradley C. Tank (Managing Director of NBM; Chairman, Chief Executive Officer, Board Member, Managing Director and Chief Investment Officer of NBFI). Messrs. Bardas and Brown have managed the Fund since February 2008, and Messrs. Johnson and Tank have managed the Fund since April 2009.

BUYING AND SELLING SHARES

Shares of the Fund generally are available only through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

For Institutional Class eligibility requirements see “Maintaining Your Account” in the prospectus.

For certain investors, shares of the Fund may be available directly from NBM. See “Maintaining Your Account” in the prospectus. Such investors may buy or sell shares directly from NBM in various ways:

By mail	If regular, first-class mail, send to:	If express delivery, registered mail, or
	Neuberger Berman Funds	certified mail, send to:
	Boston Service Center	Neuberger Berman Funds
	P.O. Box 8403	c/o State Street Bank and Trust Company
	Boston, MA 02266-8403	30 Dan Road
Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions (Class A and Class C) Call 800-366-6264 for instructions (Institutional Class)

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

The price you pay for each Class A share is its offering price, which is its net asset value per share plus any applicable sales charge. The price you pay for each Class C share or Institutional Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a CDSC is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable CDSC.

The Fund generally is open for business every day the New York Stock Exchange (Exchange) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved. ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

NEUBERGER BERMAN CORE BOND FUND	February 28, 2010, as amended June 7, 2010

SEC File Number: 811-03802

K0002 02/10 52726